UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[_ ]  Preliminary information statement

[_ ]  Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))

[X]  Definitive information statement

000-14273
(Commission File Number)

INTEGRATED FREIGHT CORPORATION.
(Name of Registrant as Specified In Its Charter)

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INTEGRATED FREIGHT CORPORATION

42 Lake Avenue Extension - 208

Danbury, Connecticut 06811

(203) 628-7142

NOTICE OF ACTION TAKEN

BY WRITTEN CONSENT

We Are Not Asking You For A Proxy

You Are Requested Not To Send Us A Proxy

March 28, 2017

To the Stockholders of Integrated Freight Corporation:

The attached information statement is furnished by the Board of Directors (the “Board”) of Integrated Freight Corporation (“we”, “us”, “our” and equivalent pronouns).  We are a Florida corporation.  Our common stock is traded in the public securities market under the symbol IFCR.  We file reports with the U.S. Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934.

On June 6, 2016, our Board of Directors, by action by written consent, approved and recommended to our stockholders for approval an increase to 10,000,000,000 shares from 5,000,000,000 shares the number of shares of common stock we are authorized to issue (“Share Increase”) and a reverse stock split (Share Combination).  The holders of our Series C Preferred Stock approved the increase in our authorized shares of common stock and the Share Combination.  The Share Combination was cancelled by written consent of both our board and holders of Series C Preferred Stock on December 31, 2016.  Each approval included Amended Articles of Incorporation required to be filed with the Florida Secretary of State to effectuate such increase in authorized shares and first to approve and then cancel the Share Combination.  The stockholder consent was sufficient for approval under Florida law.   The Amended Articles of Incorporation for the purpose of formally cancelling the Share Combination will be filed as soon as we are in good standing with the State of Florida.  The Amended Articles of Incorporation specify that the increase in authorized shares of common stock will be effective twenty days following the first distribution of the attached information statement to stockholders.

The attached information statement is being delivered to meet the requirements of §607.0704(3), Fla. Stat., which requires notice to nonconsenting stockholders within ten days following an action by written consent of stockholders; but in compliance with Rule 14c-2 under the Securities Exchange Act of 1934, which requires filing of a preliminary information statement on Schedule 14C not less than ten days prior to the distribution of a definitive information statement to stockholders, including an extension of such ten days due to filing any required or desired amendments to the preliminary information statement.  This information statement is being first mailed on or about March 28, 2017 (the “Mailing Date”) to holders of record of our common stock and preferred stock as of the close of business on March 27, 2017. On the Mailing Date, we have 4,831,770,546 shares of common stock, 90,000,000 shares of Series A Preferred Stock, 300 shares of Series B Preferred Stock and 200 shares of Series C Preferred Stock outstanding.

The attached information statement is being circulated to provide you with notice that the corporate action has been approved by the written consent of the holders of majority voting power of our outstanding voting capital stock.  No further action by you, our stockholder, is required.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERINAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.  YOU ARE NOT REQUIRED TO TAKE ANY ACTION BASED ON THIS INFORMATION STATEMENT.

By Order of the Board of Directors of

Integrated Freight Corporation

/s/ Jackson L. Morris

Jackson L. Morris

Corporation Secretary

INTEGRATED FREIGHT CORPORATION

42 Lake Avenue Extension - 208

Danbury, Connecticut 06811

(203) 628-7142

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY.

DO NOT TO SEND US A PROXY

GENERAL

This information statement has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.001 per share, and Series A and Series B Preferred Stock of Integrated Freight Corporation, a Florida corporation, (“we,” “us,” “our” and equivalent pronouns).  The purpose of this information statement is to provide notice that a majority of our voting capital stock (the “Consenting Stockholders”) at June 6, 2016 approved an amendment to our Articles of Incorporation to increase our authorized shares of $0.001 par value common stock to 10,000,000,000 shares from 5,000,000,000 shares (the “Share Increase”).  A Share Combination was also approved, but was cancelled by the Consenting Stockholders upon the recommendation of the Board of Directors on December 31, 2016.  Although the holders of the Series C Preferred Stock did not formally vote the 187,245,033 shares of common stock they collectively own in favor of the Share Increase, they may be deemed to have voted such common shares.

On June 6, 2016, the Consenting Stockholders consented in writing to the Articles of Amendment.  This consent was sufficient to approve Articles of Amendment under Florida law (the “June 2016 Amendment”).  On December 31, 2016, the Consenting Stockholders consented to the cancellation of the Share Combination previously approved.  This consent was sufficient to approve Articles of Amendment under Florida law (the “December 2016 Amendment”).

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of our Common Stock. This information statement is expected to be sent out on or about March 24, 2017 (the “Mailing Date”) to our common and preferred stockholders.

We filed the June 2016 Amendment with the Florida Secretary of State on June 17, 2016.  The June 2016 Amendment specifies that the Share Increase will be effective twenty days after the first Mailing Date of this Information Statement.  We plan to file the December 2016 Amendment with the Florida Secretary of State as soon as we are once again in good standing with Florida.

OVERVIEW OF THE SHARE INCREASE

The following table presents an overview of the share increase which has been approved by a majority of our voting capital stock upon the recommendation of our Board of Directors, both on June 6, 2016.

	Before approval:	After approval:
Common stock authorized for issue	5,000,000,000	10,000,000,000

AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

On June 6, 2016, our Board of Directors approved an amendment to our Articles of Incorporation to effect the share increase and recommended the share increase to our stockholders for approval.  On June 6, 2016, the holders of a majority of votes entitled to be cast on the share increase approved the share increase.  Other than the share increase, the Amendment to the Articles of Incorporation does not amend our Articles of Incorporation as presently in effect and will not result in any change to the rights of our stockholders

Reasons for the share increase at this time

The reason for the Share Increase is because we now have 4,831,770,546 shares of our five billion authorized common shares outstanding and 566,029,384 additional shares reserved for issue under outstanding convertible debt, leaving us a negative balance (more shares we are obligated to issue than we have available) of 397,799,930 shares.  We also have preferred stock convertible into common stock for which we have not established reserves.  We believe the number of shares available for issued is insufficient for issuance (i) upon conversion of our standing convertible securities – preferred stock and convertible notes; (ii) to investors who may agree to provide us with the funding we require to continue operations; (iii) to persons in connection with potential acquisition transactions; (iv) to pay outstanding nonconvertible debt and other obligations; (v) compensate management and advisers and (vi) in other transactions our Board of Directors may determine are in our best interest and our stockholders to issue common shares.  The Share Increase will not have any immediate effect on the rights of existing stockholders, but will have a dilutive effect to our existing stockholders if additional shares are issued.

Authorized Share Increase and Amended Articles of Incorporation Approved by Written Consent in Lieu of Meeting

The Share Increase and related Amended Articles of Incorporation were approved by written consent executed by the holders of a majority of the outstanding capital stock entitled to vote on June 6, 2016 in lieu of holding a meeting of our stockholders.  On the Mailing Date, those stockholders held 50.0000000173% of the voting power of our capital stock.  Although the holders of the Series C Preferred Stock did not formally vote the 187,245,033 shares of common stock they collectively own in favor of the share increase, they may be deemed to have voted such common shares.

Our stockholders do not have dissenters’ rights under Florida law based on the adoption of the Share Increase.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Our remaining stockholders will not be given an opportunity to vote with respect to the Share Increase. All necessary corporate approvals have been obtained, and this information statement is furnished solely for the purpose of advising stockholders of the proposed actions to be taken by written consent.

The elimination of the need for a meeting of stockholders to approve these actions is made possible by §607.0704(3), Fla. Stat., which provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without prior notice by written consent thereto is signed by stockholders holding at least a majority of the voting power.

OUR OUTSTANDING VOTING STOCK

Florida law does not require our Board of Directors to fix a record date for determining the stockholders entitled to vote on the Share Increase, which was approved on June 6, 2016.  On June 6, 2016, there were: 4,831,770,546 shares of common stock outstanding, each share of which entitles the holder thereof to one vote on all matters submitted to our stockholders, 90,000,000 shares of Series A Preferred Stock which is not entitled to any vote on matters submitted to our stockholders for approval, 300 shares of Series B Preferred Stock which is not entitled to any vote on matters submitted to our stockholders for approval and 200 shares of Series C Preferred Stock which is entitled in the aggregate to one vote more than all other shares of common and preferred stock with voting rights combined to vote on any matters submitted to our stockholders for approval.  None of our capital stock with a right to vote on matters submitted to our stockholders for approval vote as a separate class.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our common stock and preferred stock owned beneficially on March 27, 2017:  (i) each person (including any group) known to us to own more than five percent (5%) of any class of its voting securities, (ii) each of our directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class	Votes (2)
Henry P. Hoffman, Chief Operating Officer & Director	71,114,813 Common	1.472%	71,114,813
	100 Series C Preferred	50%	2,058,660,274
Jackson L. Morris, Corporation Secretary	25,225,420 Common	0.522%	25,225,420
Directors and Executive Officers, as a group (2 persons)

David N. Fuselier (3)	116,130,220 Common	2.403%	116,130,220
Danbury, Connecticut 06811	100 Series C Preferred	50%	2,058,660,274
42 Lake Avenue Extension - 208

 (1) The address for our directors and officers is our address.

(2) The persons named in this table have sole voting and investment power with respect to all shares of common stock and Series C Preferred Stock shown as beneficially owned by them.  Each share of Series C Preferred Stock has the number of votes determined by dividing by 200 the total number of votes held by other capital shares plus one.

(3)  Twenty million shares are legally owned by Fuselier Consulting, LLC, a firm entirely owned by Mr. Fuselier.

CHANGES IN CONTROL

We are not aware of any other arrangement that may result in a change in control of us.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one information statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this information statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to: Integrated Freight Corporation, attn.: Information Statement, 42 Lake Avenue, Danbury, Connecticut 06811, or by calling (203) 628-71425.

Stockholders may also address future requests for separate delivery of information statements and/or annual reports by contacting us at the address listed above.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the corporate actions.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the SEC regarding our business, financial condition, and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements, and other information we have filed from the Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  The reports, proxy statements, and other information filed with the Commission are also available to the public over the Internet at http://www.sec.gov/edgar/searchedgar/companysearch.html, search filing for Integrated Freight Corporation.  All inquiries regarding the Company should be addressed to our principal executive offices at Integrated Freight Corporation, attn.: Information Statement, 42 Lake Avenue, Danbury, Connecticut 06811, or by calling (203) 628-71425.

EXHIBIT “A”

Articles of Amendment

To

Articles of Incorporation

Of

INTEGRATED FREIGHT CORPORATION

Document Number:  P10000068160

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

Amending Article IV - Shares

The authorized shares of the Corporation are:

Ten Billion (10,000,000,000) Shares of Common Stock, $0.001 par value per share; and

The number and series of each class of preferred stock, and the preferences, limitations, and relative rights thereof, and the number of shares of preferred stock subject to the future determination by the board of directors of its preferences, limitations, and relative rights shall remain unchanged hereby.

For purposes of compliance with Section 14 of the Securities Exchange Act of 1934, the effective date of these Articles of Amendment with respect to the number of shares of authorized common stock shall be twenty days following the first mailing of an information statement satisfying the requirements of Schedule 14C promulgated under said act.

The shares of the Corporation’s issued and outstanding common stock shall be combined (reverse split) in a ratio of one share for each 1,000 shares on the day of the market announcement of the share combination by the Financial Industry Regulatory Authority (FINRA); provided, that a fractional share held by a stockholder who owns at least one whole share following such share combination shall be rounded to the next whole share and the Corporation shall purchase and pay for a fractional share held by a stockholder who owns solely such fractional share following such share combination an amount equal to the closing market price on for the number of shares owned by such stockholder on the business day preceding the actual effective date of such share combination.  The nominal effective date of the share combination shall be ten days after the Corporation’s application to FINRA for a market announcement of the share combination and the actual effective date of such share combination shall be the day of FINRA’s market announcement of the share combination.

The date of adoption of the amendments is June 6, 2016.

Adoption of Amendment(s):  The amendment(s) was/were adopted, upon the recommendation by the board of directors, by a majority of issued and outstanding shares of capital stock entitled to vote thereon, being sufficient in all respects for approval of the amendment.

Dated:  June 6, 2016

/s/ David N. Fuselier

David N. Fuselier

Chief Executive Officer authorized hereunto

EXHIBIT “B”

Articles of Amendment

To

Articles of Incorporation

Of

INTEGRATED FREIGHT CORPORATION

Document Number:  P10000068160

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

Amending Article IV - Shares

The combination of shares of the Corporation’s issued and outstanding common stock preliminarily effected by Amended Articles of Incorporation filed June 17, 2016 is cancelled hereby.

The date of adoption of the amendment is December 31, 2016.

Adoption of Amendment(s):  The amendment(s) was/were adopted, upon the recommendation by the board of directors, by a majority of issued and outstanding shares of capital stock entitled to vote thereon, being sufficient in all respects for approval of the amendment.

Dated: _____________, 2017

/s/ Henry P. Hoffman

Henry P. Hoffman

Chief Executive Officer authorized hereunto